00168074

FAS2 P1 06/16

Supplement Dated June 15, 2016

To the prospectus dated May 1, 2016

 of

Franklin Corefolio Allocation Fund

(a series of Franklin Fund Allocator Series)

On May 17, 2016, the Board of Trustees of Franklin Fund Allocator Series approved a replacement of one of the underlying funds of the Franklin Corefolio Allocation Fund (the “Fund”).  The Fund currently invests approximately 25% of its assets in the Franklin Flex Cap Growth Fund (the “Flex Cap Fund”), which is proposed to be reorganized into the Franklin Growth Opportunities Fund (the “Growth Opportunities Fund”) on or about August 26, 2016 (the “Reorganization”), provided that shareholders of the Flex Cap Fund approve the Reorganization.  If the Reorganization is approved, the Fund will begin investing new investments in the Growth Opportunities Fund on or about August 19, 2016, or at such other time when the Flex Cap Fund becomes closed to new investments.  It is expected that, at the time of the Reorganization, the Fund’s assets invested in the Flex Cap Fund will be reorganized into the Growth Opportunities Fund and, at that time, the Fund’s allocation to the Flex Cap Fund will be terminated.  The Flex Cap Fund and Growth Opportunities Fund have identical investment goals, and generally similar investment strategies and principal investment risks.  Accordingly, the investment allocation change is not anticipated to have a material impact on the Fund’s portfolio.

Effective June 15, 2016, the prospectus is amended as follows:

       I.            The first sentence in the Fund’s “Fund Summary – Principal Investment Strategies” section on page 11 is replaced with the following:

The Fund is a “fund to funds” meaning that it seeks to achieve its investment goal by currently investing its assets in a combination of the Franklin Flex Cap Growth Fund (25%), Franklin Growth Fund (25%), Mutual Shares Fund (25%) and Templeton Growth Fund (25%) (underlying funds).

If a reorganization of the Franklin Flex Cap Growth Fund into the Franklin Growth Opportunities Fund is approved by the Franklin Flex Cap Growth Fund’s shareholders, effective on the date of the reorganization, which is expected to occur on or around August 26, 2016 (or, with respect to new investments, when the Franklin Flex Cap Growth Fund is closed to all investments prior to the reorganization), the Fund will seek to achieve its investment goal by investing its assets in a combination of the Franklin Growth Opportunities Fund (25%), Franklin Growth Fund (25%), Mutual Shares Fund (25%) and Templeton Growth Fund (25%) (underlying funds).

    II.            The third paragraph in the Fund’s “Fund Details – Principal Investment Policies and Practices” section on page 18 is replaced with the following:

The Corefolio Allocation Fund currently makes equal allocations (approximately 25%) of its assets to the following four underlying funds:

•         Franklin Flex Cap Growth Fund

•         Franklin Growth Fund

•         Franklin Mutual Shares Fund

•         Templeton Growth Fund

If a reorganization of the Franklin Flex Cap Growth Fund into the Franklin Growth Opportunities Fund is approved by the Franklin Flex Cap Growth Fund’s shareholders, effective on the date of the reorganization, which is expected to occur on or around August 26, 2016 (or, with respect to new investments, when the Franklin Flex Cap Growth Fund is closed to all investments prior to the reorganization), the Corefolio Allocation Fund will make equal allocations (approximately 25%) of its assets to the following four underlying funds:

•         Franklin Growth Fund

•         Franklin Growth Opportunities Fund

•         Franklin Mutual Shares Fund

•         Templeton Growth Fund

 III.            The following is added to the end of the “Fund Details – Information about the Underlying Franklin Templeton Funds” section on page 19:

Franklin Growth Opportunities Fund  The Fund seeks capital appreciation.

Under normal market conditions, the Fund invests predominantly in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential as compared with the overall economy. The Fund normally invests predominantly in equity securities, primarily to predominantly common stock.

Please keep this supplement with your prospectus for future reference.